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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 22, 2003

                             VA SOFTWARE CORPORATION
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             (Exact name of Registrant as specified in its charter)

           Delaware                    0000-28369                77-0399299
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(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

                              47071 Bayside Parkway
                            Fremont, California 94538
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          (Address, including zip code, of principal executive offices)

               Registrant's telephone number, including area code:

                                 (510) 687-7000

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          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits.

       (c)    Exhibits.

              99.1 Press release issued by VA Software Corporation dated May 22, 2003.

Item 9. Information Being Furnished Under Item 12.

This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No.33-8216. The information in this report shall not be deemed to be "filed" for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

On May 22, 2003, VA Software Corporation (the "Registrant") issued a press release announcing results for its fiscal quarter ended April 26, 2003. A copy of the press release is furnished as exhibit 99.1 to this report.

Use of Non-GAAP Financial Information

To supplement our consolidated financial statements presented in accordance with GAAP, VA Software uses non-GAAP measures of operating results, net income and earnings per share, which are adjusted from results based on GAAP to exclude certain expenses. These non-GAAP adjustments are provided to enhance the user's overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain expenses that we believe are not indicative of our core operating results. In addition, because we have historically reported non-GAAP results to the investment community, we believe the inclusion of non-GAAP numbers provides consistency in our financial reporting. Further, these non-GAAP results are one of the primary indicators management uses for planning and forecasting in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               VA SOFTWARE CORPORATION.
                               a Delaware corporation


Dated: May 27, 2003            By:  /s/  KATHLEEN R. MCELWEE
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                                    Kathleen R. McElwee
                                    Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

  Exhibit
  Number                                  Description
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   99.1      Press release issued by VA Software Corporation dated May 22, 2003.


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